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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                CURRENT  REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): January 16, 2001



                        Crown Castle International Corp.
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                   0-24737                     76-0470458
   (State or Other         (Commission File Number)         (IRS Employer
   Jurisdiction of                                      Identification Number)
   Incorporation)


                                510 Bering Drive
                                   Suite 500
                               Houston, TX 77057
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code:  (713) 570-3000


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     This document includes "forward-looking" statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired.

     --Not applicable.

     (b) Pro forma financial information.

     The following unaudited pro forma condensed consolidated financial statements, together with the introductory language thereto, are included herein as Exhibit 2.1:

     (1) Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1999 and the nine months ended September 30, 2000

     (2) Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

     (c) Exhibits

     Exhibit No.    Description
     -----------    -----------

      2.1 Unaudited Pro Forma Condensed Consolidated Financial Statements of Crown Castle International Corp.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Crown Castle International Corp.,



                                        By:     /s/ Wesley D. Cunningham
                                                ----------------------------
                                        Name:   Wesley D. Cunningham
                                        Title:  Senior Vice President,
                                                Chief Accounting Officer
                                                and Corporate Controller

Date: January 16, 2001

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                                 EXHIBIT INDEX

Exhibit No.        Description

    2.1 Unaudited Pro Forma Condensed Consolidated Financial Statements of Crown Castle International Corp.

                                       4